                                                                   EXHIBIT 10.22

                                 AMENDMENT NO. 6
                             TO EMPLOYMENT AGREEMENT

         AGREEMENT dated as of August 7, 2002 between ____________ ("Employee") and Chemed Corporation (the "Company").

         WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 19, 1997 and amended May 18, 1998, May 17, 1999, May 15, 2000, May 21, 2001 and January 2, 2002 ("Employment Agreement"); and

         WHEREAS, Employee and the Company desire to amend the Employment Agreement in certain respects. NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of August 7, 2002, as follows:

         A. The date, amended as of May 21, 2001, set forth in Section 1.2 of the Employment Agreement, is hereby deleted and the date of __________________ is hereby substituted therefore.

         B.    The base salary amount set forth in the first sentence of Section
               2.1 of the Employment Agreement is hereby deleted and the base salary amount of $______________ per annum is hereby substituted.

         C. The amount of unrestricted stock award recognized in lieu of incentive compensation in 2001 is $______________.

         Except as specifically amended in this Amendment No. 6 to Employment Agreement, the Employment Agreement, as amended, shall continue in full force and effect in accordance with its terms, conditions and provisions.

         IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                                   EMPLOYEE


                                   -------------------------------------------


                                   CHEMED CORPORATION


                                   -------------------------------------------
                                   Kevin J. McNamara
                                   President & Chief Executive Officer


                            SCHEDULE TO EXHIBIT 10.22

                                       CURRENT                    CURRENT (b)
                                     SALARY AND                   STOCK AWARD                  CURRENT EXPIRATION
NAME AND POSITION                     BONUS (a)                  COMPENSATION                   DATE OF AGREEMENT
-----------------                    -----------                 ------------                   -----------------

Spencer S. Lee                           $238,921                     $52,626                         5/21/2005
Chairman and Chief                        115,500
Executive Officer of
Roto-Rooter, Inc.

Rick L. Arquilla                          218,096                      45,424                         5/21/2005
Senior Vice President                      90,000
Roto-Rooter Services
Company


(a)      Bonus paid in 2002 for 2001 services.
(b) Represents stock awards that would have vested in 2002 (for 2001 service) under their original vesting schedules. Also includes shares granted in February 2002 with immediate vesting.